FOR IMMEDIATE RELEASE

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary W. Hanson
(602) 286-1530	(602) 286-1777

WESTERN REFINING LOGISTICS, LP
REPORTS FOURTH QUARTER 2013 RESULTS

• Completed initial public offering (IPO) on October 16, 2013
• Reported $11.6 million of EBITDA for the post-IPO period
• Generated $13.1 million of distributable cash flow
• Declared $0.2407 per unit initial quarterly prorated distribution
EL PASO, Texas - February 27, 2014 - Western Refining Logistics, LP (NYSE: WNRL), reported net income of $8.5 million, or $0.19 per common limited partner unit for the period from October 16, 2013 through December 31, 2013. During this period, EBITDA was $11.6 million and distributable cash flow was $13.1 million.
On January 31, 2014, the board of directors declared its first regular quarterly cash distribution of $0.2407 per unit. This amount represents the prorated minimum quarterly distribution of $0.2875 per unit, or $1.15 per unit on an annualized basis.

“We are very pleased with the launch of our traditional, growth-oriented, fee-based logistics MLP. I am proud of our team's performance and am encouraged by the market's reception of our IPO,” said WNRL Chief Executive Officer and President Jeff Stevens. “In the fourth quarter, our assets performed as planned as we began to capitalize on the tremendous crude oil production growth in the Permian and San Juan Basins.”

WNRL's results reflect higher than anticipated throughput and additive blending at each of its product terminals. Mainline movement and truck gathering volumes in the recently constructed Delaware Basin system grew throughout the quarter.

As of December 31, 2013, WNRL had cash of $84 million, including $75 million in cash proceeds retained from the IPO specifically to fund organic growth projects such as additional crude gathering lines and storage capacity. The partnership has no outstanding debt and has access to a $300 million revolving credit facility primarily to fund future acquisitions.

Stevens continued, “We are excited about the future of WNRL. With our proximity and access to rapidly-growing crude oil regions and our financial flexibility, we are well positioned to grow both organically and through opportunistic acquisitions.”

Conference Call Information
On Thursday, February 27, 2014, at 3:00 p.m. ET, WNRL will hold a webcast and conference call to discuss the reported results and provide an update on partnership operations. The call will be webcast and can be accessed at Western Refining Logistics' website, www.wnrl.com. The call can also be heard by dialing (888) 687-6184 or (724) 498-4514, pass code: 31434906. The audio replay will be available two hours after the end of the call through March 6, 2014 by dialing (800) 585-8367 or (404) 537-3406, pass code: 31434906.
Note Regarding Financial Results
This earnings release focuses on the financial results of WNRL, which commenced operations on October 16, 2013, upon successful completion of its initial public offering.
About Western Refining Logistics, LP
Western Refining Logistics, LP is a fee-based, growth-oriented master limited partnership formed by Western Refining, Inc. (NYSE: WNR) to own, operate, develop and acquire terminals, storage tanks, pipelines and other logistics assets related to the terminalling, transportation and storage of crude oil and refined products. Headquartered in El Paso, Texas, WNRL’s assets include approximately 300 miles of pipelines, approximately 7.9 million barrels of active storage capacity and other assets in the Southwest US.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with U.S. generally accepted accounting principles (GAAP), management utilizes additional Non-GAAP measures to facilitate comparisons of past performance. This news release and supporting schedules include the Non-GAAP measures "EBITDA" and "Distributable Cash Flow." We believe certain investors use "EBITDA" to evaluate WNRL’s financial performance between periods and to compare WNRL's performance to certain competitors. We believe certain investors use "Distributable Cash Flow" to determine the amount of cash generated from the partnership's operations and available for distribution to its unitholders. These additional financial measures are reconciled from the most directly comparable measures as reported in accordance with GAAP and should be viewed in addition to, and not in lieu of, financial information that we report in accordance with GAAP.

Cautionary Statement on Forward-Looking Statements
This press release contains forward-looking statements covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about: growth of crude production in the Delaware/Permian and Four Corners (San Juan) basins and our ability to capitalize on such production; attractiveness of our proximity to and our ability to access growing crude oil regions; ability to grow through organic growth projects and strategic acquisitions and to access funds to finance such acquisitions; and our financial flexibility. These statements are subject to the general risks inherent in the WNRL's business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized, or otherwise materially affect our financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting WNRL’s business is contained in its filings with the Securities and Exchange Commission, including those discussed in the “Risk Factors” section of the Registration Statement on Form S-1 initially filed by WNRL on July 25, 2013, and the information included in subsequent amendments to the Form S-1 and other filings. The forward-looking statements are only as of the date made, and WNRL does not undertake any obligation to (and expressly disclaims any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Results of Operations
The presented financial results include the combined financial position, results of operations and cash flow information of Western Refining Logistics, LP Predecessor, the predecessor for accounting purposes. The Predecessor has not historically operated its assets for the purpose of generating revenues independent of other Western businesses that they support. Effective October 16, 2013, concurrent with the closing of the initial public offering, WNRL entered into fee-based commercial and service agreements with Western under which we operate certain pipeline and gathering assets and terminalling, transportation and storage assets that were operated and held by certain of Western's subsidiaries, the majority of which were contributed to us in conjunction with the initial public offering for the purpose of generating fee-based revenues.
The following table is a summary of WNRL's results of operations for the three months ended December 31, 2013 disaggregated for the periods preceding and succeeding the initial public offering:

	Western Refining Logistics, LP Predecessor	Western Refining Logistics, LP Successor	Total
	October 1 through October 15, 2013	October 16, 2013 through December 31, 2013
	(In thousands)
Revenues:
Affiliate	$—	$25,942	$25,942
Third-party	81	698	779
Total revenues	81	26,640	26,721
Operating costs and expenses:
Operating and maintenance expenses	2,567	13,940	16,507
General and administrative expenses	—	1,107	1,107
Depreciation and amortization	493	2,676	3,169
Total operating costs and expenses	3,060	17,723	20,783
Operating income (loss)	(2,979)	8,917	5,938
Other income (expense):
Interest expense and other financing costs	—	(190)	(190)
Amortization of loan fees	—	(109)	(109)
Other, net	—	5	5
Net income (loss) before income taxes	(2,979)	8,623	5,644
Provision for income taxes	—	(95)	(95)
Net income (loss)	$(2,979)	$8,528	$5,549

The following tables set forth WNRL's summary historical financial and operating data for the periods indicated below:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013 (2)	2012	2013 (2)	2012
	(In thousands, except per unit data)
Revenues:
Affiliate	$25,942	$760	$28,928	$3,167
Third-party	779	141	1,901	678
Total revenues	26,721	901	30,829	3,845
Operating costs and expenses:
Operating and maintenance expenses	16,507	17,395	72,455	58,667
General and administrative expenses	1,107	1,223	4,445	4,227
Loss on disposal of assets, net	—	—	—	335
Depreciation and amortization	3,169	2,915	13,042	11,620
Total operating costs and expenses	20,783	21,533	89,942	74,849
Operating income (loss)	5,938	(20,632)	(59,113)	(71,004)
Other income (expense):
Interest expense and other financing costs	(190)	—	(190)	—
Amortization of loan fees	(109)	—	(109)	—
Other, net	5	5	16	12
Net income (loss) before income taxes	5,644	(20,627)	(59,396)	(70,992)
Provision for income taxes	(95)	—	(95)	—
Net income (loss)	$5,549	$(20,627)	$(59,491)	$(70,992)

Limited partners' interest in net income subsequent to initial public offering	$8,528

Net income per limited partner unit:
Common - basic	$0.19
Common - diluted	0.19
Subordinated - basic and diluted	0.19

Weighted average limited partner units outstanding:
Common - basic	22,811
Common - diluted	22,812
Subordinated - basic and diluted	22,811

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013 (2)	2012	2013 (2)	2012
	(In thousands, except per barrel data)
Key Operating Statistics
Pipeline and gathering (bpd):
Mainline movements:
Permian/Delaware Basin system	10,519	—	3,258	—
Four Corners system (3)	36,933	33,758	38,091	33,629
Gathering (truck offloading):
Permian/Delaware Basin system	16,996	2,471	10,169	1,838
Four Corners system	11,695	6,288	8,814	6,105
Terminalling, transportation and storage (bpd):
Shipments into and out of storage (includes asphalt)	383,017	358,914	367,208	354,886
Cash Flow Data
Net cash provided by (used in):
Operating activities	$3,728	$(20,981)	$(50,249)	$(57,331)
Investing activities	(5,929)	(14,223)	(61,999)	(25,500)
Financing activities	86,201	35,204	196,248	82,831
Other Data
EBITDA (1)	$9,112	$(17,712)	$(46,055)	$(59,372)
Capital expenditures:	5,929	14,223	61,999	25,725
Balance Sheet Data (at end of period)
Cash and cash equivalents			$84,000	$—
Property, plant and equipment, net			145,618	134,596
Total assets			245,539	135,331
Total liabilities			12,187	5,558
Division equity			—	129,773
Partners' capital			233,352	—
Total liabilities, division equity and partners' capital			245,539	135,331

(1)
EBITDA represents earnings before interest expense and other financing costs, provision for income taxes, depreciation, amortization, and certain other non-cash income and expense items. However, EBITDA is not a recognized measurement under United States generally accepted accounting principles ("GAAP"). Our management believes that the presentation of EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA) and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance.

EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures, or contractual commitments;

•	EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	EBITDA, as we calculate it, may differ from the EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.

Because of these limitations, EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA only supplementally. The following table reconciles net income (loss) to EBITDA for the periods presented:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013 (2)	2012	2013 (2)	2012
	(In thousands)
Net income (loss)	$5,549	$(20,627)	$(59,491)	$(70,992)
Interest expense and other financing costs	190	—	190	—
Provision for income taxes	95	—	95	—
Amortization of loan fees	109	—	109	—
Depreciation and amortization	3,169	2,915	13,042	11,620
EBITDA	$9,112	$(17,712)	$(46,055)	$(59,372)

(2)
Prior to the initial public offering, our assets were a part of the integrated operations of Western, and the Predecessor generally recognized only the costs and did not record revenue associated with the transportation, terminalling or storage services provided to Western on an intercompany basis. Accordingly, the revenues in the Predecessor’s historical combined financial statements relate only to amounts received from third parties for these services and minimum amounts required to be recorded for Western for local tax purposes. Following the closing of the initial public offering, our revenues were generated by existing third-party contracts and from the commercial agreements with Western.

(3)
Some barrels of crude oil in route to Western’s Gallup Refinery are transported on more than one of our mainlines. Mainline movements for the Four Corners system include each barrel transported on each mainline.

The following table sets forth the cash available for distribution to WNRL partners:

Western Refining Logistics, LP Successor
October 16, 2013 through December 31, 2013
(In thousands)
Net revenues	$26,640
Operating costs and expenses:
Operating and maintenance expenses	13,940
General and administrative expenses	1,107
Depreciation and amortization expense	2,676
Total operating costs and expenses	17,723
Operating income	8,917
Other expenses and taxes	(389)
Net income	8,528
EBITDA reconciliation:
Depreciation and amortization expense	2,676
Amortization of loan fees and interest	299
Provision for income taxes	95
EBITDA	11,598
Distributable cash reconciliation:
Change in deferred revenue	2,589
Cash interest paid	(190)
Income taxes paid	—
Maintenance capital expenditures	(851)
Cash available for distribution	$13,146

Minimum distribution (pro rated)	$10,978
We define EBITDA as net income (loss) before net interest expense, income taxes and depreciation and amortization. We define Distributable Cash Flow as EBITDA plus the change in deferred revenue, less net cash interest paid, income taxes paid and maintenance capital expenditures. EBITDA and Distributable Cash Flow are used as supplemental financial measures by management and by external users of our financial statements, such as investors and commercial banks, to assess:

•	our operating performance as compared to those of other companies in the midstream energy industry, without regard to financial methods, historical cost basis or capital structure;

•	the ability of our assets to generate sufficient cash to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that the presentation of EBITDA provides useful information to investors in assessing our financial condition and results of operations. The GAAP measure most directly comparable to EBITDA is net income (loss). EBITDA should not be considered as an alternative to net income (loss) or any other measure of financial performance presented in accordance with GAAP. EBITDA excludes some, but not all, items that affect net income (loss), and these measures may vary from those of other companies. As a result, EBITDA as presented herein may not be comparable to similarly titled measures of other companies.